Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 22, 2021 (the “Amendment Effective Date”), is made among Rubius Therapeutics, Inc., a Delaware corporation (the “Borrower”), SLR Investment Corp., fka Solar Capital Ltd., a Maryland corporation (“SLR”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of December 21, 2018 (as amended, restated or modified from time to time, the “Loan and Security Agreement”).  Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement.  The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1Definitions; Interpretation.
(a)Terms Defined in Loan and Security Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)Interpretation.  The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2Amendments to the Loan and Security Agreement.
(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)Amended Definitions.  The following definitions are hereby amended as follows:

“Amortization Date” is July 1, 2024.

“Applicable Rate” means (a) 5.50% plus (b) the greater of (i) 2.10% or (ii) the rate per annum rate published by the Intercontinental Exchange Benchmark Administration Ltd. (the “Service”) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, as determined by Collateral Agent) for a term of one month, which determination by Collateral Agent shall be conclusive in the absence of manifest error; provided that if, at any time, Lenders notify Collateral Agent that Lenders have determined that (x) Lenders are unable to determine or ascertain such rate, (y) the applicable regulator has made public statements to the effect that the rate published by the Service is no longer used for determining interest rates for loans or (z) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts or for the relative maturities are not being offered for such period, then the Applicable Rate shall be equal to an alternate benchmark rate and spread agreed between Collateral Agent and Borrowers (which may include SOFR, to the extent publicly available quotes of SOFR exist at the relevant time), giving due consideration to (A) market convention or (B) selection, endorsement or recommendation by a relevant Governmental Body.  Such alternative benchmark rate and spread shall be binding unless the Required Lenders object within five (5) days following notification of such amendment.

“Maturity Date” is June 1, 2026.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Premium, all fees under the Fee Letter, the Second Amendment Fee and any other amounts Borrower owes the Collateral Agent or the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents, or otherwise, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent in connection with this Agreement and the other Loan Documents, and the performance of Borrower’s duties under the Loan Documents.

“Prepayment Premium” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)  for a prepayment made on or after the Second Amendment Effective Date through and including the first anniversary of the Second Amendment Effective Date, one percent (1.00%) of the principal amount of such Term Loan prepaid;

(ii)  for a prepayment made on any date which is after the first anniversary of the Second Amendment Effective Date and through and including the second anniversary of the Second Amendment Effective Date, one half of one percent (0.50%) of the principal amount of such Term Loan prepaid; and

(iii)  for a prepayment made on any date which is after the second anniversary of the Second Amendment Effective Date prior to the Maturity Date, one quarter of one percent (0.25%) of the principal amount of the Term Loans prepaid.

Notwithstanding the foregoing, Collateral Agent and Lender agree to waive the Prepayment Premium if SLR (in its sole and absolute discretion) agrees in writing to refinance the Term Loans prior to the Maturity Date.

(ii)New Definitions.

“Second Amendment” means that certain Second Amendment to Loan and Security Agreement, Fee Letter and Exit Fee Agreement, dated as of the Second Amendment Effective Date, by and among Borrower, the lenders party thereto from time to time and Collateral Agent.

“Second Amendment Effective Date” means June 22, 2021.

“Second Amendment Fee” means $150,000 which shall be fully-earned and due and payable on the Second Amendment Effective Date.

“Fourth Draw Period” is the period commencing on the Second Amendment Effective Date and ending on the earlier of (a) the Maturity Date or (b) the occurrence of an Event of Default.

(iii)Section 1.4.  Section 1.4 of the Loan and Security Agreement is hereby amended by adding the new definition set forth below to the table therein.
“Term D Loan”	Section 2.2(a)(iv)

(iv)Section 2.2.  Section 2.2(a) of the Loan and Security Agreement is hereby amended by amending and restated clause (iii) as set forth below and adding new clause (iv) as set forth below.

(iii)  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in an aggregate principal amount of up to Twenty Five Million Dollars ($25,000,000.00) according to each Lender’s Term C Loan commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”).  After repayment of any Term C Loan, no Term C Loan may be re-borrowed.

(iv)  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Fourth Draw Period, to consider, in their sole and unfettered discretion, making term loans to Borrower in an aggregate principal amount of up to Thirty Five Million Dollars ($35,000,000.00) according to each Lender’s Term D Loan amount as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term D Loan”, and collectively as the “Term D Loans”; each Term A Loan, Term B Loan, Term C Loan or Term D Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans, the Term C Loans and the Term D Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment of any Term D Loan, no Term D Loan may be re-borrowed.

(v)Section 2.4.  Section 2.4 of the Loan and Security Agreement is hereby amended by adding new clause (d) as follows:

(d) Second Amendment Fee. The Second Amendment Fee, when due hereunder to be shared between the Lenders in accordance with their respective Pro Rata Shares.

(vi)Schedule 1.1.  Schedule 1.1 to the Loan and Security Agreement is hereby amended and restated as set forth on Exhibit A.
(b)References Within Loan and Security Agreement.  Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)Fees and Expenses.  The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.
(b)This Amendment.  Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and the Borrower.
(c)Perfection Certificate.  Collateral Agent and the Lenders shall have received an updated Perfection Certificate attached hereto as Exhibit B.
(d)Officer’s Certificate.  Collateral Agent shall have received a certificate of an officer of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment, in form acceptable to Collateral Agent and the Lenders.
(e)Legal Opinion.  A legal opinion of Borrower’s counsel, in form and substance satisfactory to Collateral Agent.
(f)Representations and Warranties; No Default.  On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
SECTION 5Miscellaneous.
(a)Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan and Security Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan and Security Agreement and (5) agrees that the Loan and Security Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.
(b)Conditions.  For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)Release.  In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Collateral Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)No Reliance.  The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)Costs and Expenses.  The Borrower agrees to pay to Collateral Agent on the Amendment Effective Date, the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable and documented fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including reasonable and documented allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(f)Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(h)Complete Agreement; Amendments; Exit Fee Agreement.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.  For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Exit Fee Agreement, including without limitation its obligation to pay the Exit Fee (as defined in the Exit Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Exit Fee Agreement shall on and after the Amendment Effective Date mean the Loan and Security Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Amendment Effective Date.
(i)Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

(l)Electronic Execution of Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

RUBIUS THERAPEUTICS, INC.,
as Borrower

By: /s/ Jose Carmona ________________________

Name: Jose Carmona ________________________

Title: Chief Financial Officer_______________________

[Signature Page to Second Amendment (Solar/Rubius)]

COLLATERAL AGENT:

SLR INVESTMENT CORP.,
as Collateral Agent

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

[Signature Page to Second Amendment (Solar/Rubius)]

LENDERS:

SLR INVESTMENT CORP.,
as Lender

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

SUNS SPV LLC,
as Lender

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

SCP PRIVATE CREDIT INCOME FUND SPV LLC
as Lender

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

SCP PRIVATE CREDIT INCOME BDC SPV LLC
as Lender

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

SCP PRIVATE CORPORATE LENDING FUND SPV LLC
as Lender

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

SCP CAYMAN DEBT MASTER FUND SPV LLC
as Lender

By: /s/ Anthony J. Storino________________________

Name: Anthony J. Storino ________________________

Title: Authorized Signatory_______________________

[Signature Page to Second Amendment (Solar/Rubius)]

Exhibit A

SCHEDULE 1.1

Lenders, Commitments and Amounts

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
SLR INVESTMENT CORP.	$13,430,457.00	53.72%
SUNS SPV LLC	$2,060,528.00	8.24%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$3,493,239.00	13.97%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$2,623,954.00	10.50%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$2,079,845.00	8.32%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$1,311,977.00	5.25%
TOTAL	$25,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
SLR INVESTMENT CORP.	$13,430,457.00	53.72%
SUNS SPV LLC	$2,060,528.00	8.24%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$3,493,239.00	13.97%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$2,623,954.00	10.50%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$2,079,845.00	8.32%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$1,311,977.00	5.25%
TOTAL	$25,000,000.00	100.00%

	Term C Loans
Lender	Term Loan Commitment	Commitment Percentage
SLR INVESTMENT CORP.	$13,430,457.00	53.72%
SUNS SPV LLC	$2,060,528.00	8.24%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$3,493,239.00	13.97%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$2,623,954.00	10.50%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$2,079,845.00	8.32%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$1,311,977.00	5.25%
TOTAL	$25,000,000.00	100.00%

	Total Commitments (all committed Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
SLR INVESTMENT CORP.	$40,291,371.00	53.72%
SUNS SPV LLC	$6,181,584.00	8.24%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$10,479,717.00	13.97%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$7,871,862.00	10.50%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$6,239,535.00	8.32%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$3,935,931.00	5.25%
TOTAL	$75,000,000.00	100.00%

	Term D Loans*
Lender	Term Loan Amount	Amount Percentage
SLR INVESTMENT CORP.	$18,802,640.00	53.72%
SUNS SPV LLC	$2,884,739.00	8.24%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$4,890,535.00	13.97%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$3,673,535.00	10.50%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$2,911,783.00	8.32%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$1,836,768.00	5.25%
TOTAL	$35,000,000.00	100.00%

* Funding of the Term D Loans subject to approval by the Lenders in their sole and unfettered discretion.

	Total Amount (all Term Loans)
Lender	Term Loan Amount	Amount Percentage
SLR INVESTMENT CORP.	$59,094,011.00	53.72%
SUNS SPV LLC	$9,066,323.00	8.24%
SCP PRIVATE CREDIT INCOME FUND SPV LLC	$15,370,252.00	13.97%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$11,545,397.00	10.50%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$9,151,318.00	8.32%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$5,772,699.00	5.25%
TOTAL	$110,000,000.00	100.00%

Exhibit B

Perfection Certificate